UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 19, 2010

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

 (914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Reference is made to the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in the Prestige Brands Holdings, Inc. (the “Registrant”) Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 (filed with the Securities and Exchange Commission (the “Commission”) on February 9, 2010) and the Registrant’s Current Report on Form 8-K filed with the Commission on February 11, 2010, which discussed the Company’s largest customer advising the Registrant that it was discontinuing the sale of The Doctor’s® NightGuard™ dental protector and The Doctor’s® BrushPicks® interdental cleaner.  On February 19, 2010, the Registrant was advised by this customer that, due to a change in the customer’s plans, it, in fact, will continue to sell The Doctor’s® NightGuard™ dental protector in approximately one-half of its stores.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2010	PRESTIGE BRANDS HOLDINGS, INC.

By:	/s/ Peter J. Anderson
Name: Peter J. Anderson
Title: Chief Financial Officer